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                                                                   Exhibit 10.85



                                 PROMISSORY NOTE


$320,152.00                                                       March 27, 2000


         FOR VALUE RECEIVED, the undersigned, CROWN NORTHCORP, INC., a Delaware corporation ("Maker"), promises to pay to the order of DEERE PARK CAPITAL, L.L.C., an Illinois limited liability company ("Payee"), at its main business office (or such other place as Payee may designate from time to time hereafter), the principal sum of Three Hundred Twenty Thousand One Hundred Fifty-Two Dollars ($320,152.00), with interest thereon at the rate hereinafter set forth. Such sum shall be due and payable in one installment on September 27, 2001.

         All payments received hereunder shall be first applied to interest and the balance, if any, to principal and other amounts outstanding hereunder. Maker's obligations under this Promissory Note ("Note") shall be referred to herein as "Maker's Liabilities."

         Maker may prepay all or part of the principal, together with accrued interest on the amount so prepaid, without penalty during the term of this Note. Time is of the essence of this Note and each of the provisions hereof.

         Maker's Liabilities unpaid from time to time shall bear interest (computed on the basis of a 360 day year and actual days elapsed) from the date hereof until paid at a per annum rate at all times equal to ten percent (10.0%). Interest accruing hereunder shall be payable by Maker to Payee at the maturity of this Note at the place stated above (or such other place as Payee may designate from time to time hereafter). All unpaid interest at the maturity hereof shall be paid with the principal amount of Maker's Liabilities due at maturity.

         The occurrence of any one of the following events shall constitute a default by the Maker ("Event of Default") under this Note: (a) if Maker fails to pay any of Maker's Liabilities on the date same is due and payable or declared due and payable (whether by scheduled maturity, required payment, acceleration, demand or otherwise); (b) if Maker or any guarantor of any of Maker's Liabilities fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Note; (c) occurrence of a default or event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered by or on behalf of Maker to Payee; (d) occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered to Payee by any guarantor of Maker's Liabilities or by any person or entity which has granted to Payee a security interest or lien in and to some or all of such person's or entity's real or personal property to secure the payment of Maker's Liabilities; (e) Maker's assets are attached, seized, subjected to a writ, or are levied upon or become subject to any lien or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (f) if a notice of lien, levy or assessment is filed of record or given to Maker with respect to all or any of Maker's assets by any federal, state or local department or agency; (g) if Maker or any guarantor of Maker's Liabilities becomes insolvent or generally fails to pay or admits in writing its
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inability to pay debts as they become due, if a petition under Title 11 of the
United States Code or any similar law or regulation is filed by or against Maker or any such guarantor; if Maker or any such guarantor shall make an assignment for the benefit of creditors; if, where applicable, any case or proceeding is filed by or against Maker or any such guarantor for its dissolution or liquidation; or if Maker or any such guarantor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; (h) the death or incompetency of any guarantor of Maker's Liabilities, or the appointment of a conservator for all or any portion of Maker's assets; (i) the revocation, termination or cancellation of any guaranty of Maker's Liabilities without written consent of Payee; or (j) if any material statement, report or certificate made or delivered to Payee by Maker, any of Maker's officers, employees or agents, or any guarantor of Maker's Liabilities is not true and correct.

         Upon the occurrence of an Event of Default, at Payee's option, without notice by Payee to or demand by Payee of Maker, all of Maker's Liabilities shall be immediately due and payable.

         Commencing upon the occurrence of an Event of Default, interest on the unpaid principal balance shall accrue at a rate equal to the lesser of (i) fifteen percent (15%) per annum, or (ii) the highest rate permitted under applicable law.

         If any payment becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Illinois, the due date of such payment shall be extended to the next business day. If the date for payment of principal is thereby extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

         The acceptance by Payee of any partial payment made hereunder after the time when any of Maker's Liabilities become due and payable will not establish a custom, or waive any rights of Payee to enforce prompt payment thereof. Payee's failure to require strict performance by Maker of any provision of this Note or any related document shall not waive, affect or diminish any right of Payee thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default shall not suspend, waive or affect any other Event of Default. Maker and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Payee may do in this regard. Maker further waives any and all notice or demand to which Maker might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

         In addition to principal and interest, Payee shall be entitled to collect all costs, including, but not limited to, all costs of collection and reasonable attorneys' fees incurred in connection with the protection or realization of collateral or in connection with any of Payee's collection or enforcement efforts, whether or not suit on this Note or any related document is filed, and all such costs and expenses shall be payable on demand. To the extent not paid, the same shall become part of Maker's Liabilities.

         If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application thereof to other parties or circumstances will not be affected thereby, the provisions of this Note being severable in any such instance.



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         Maker hereby agrees that so long as there is any outstanding principal or interest hereunder, Maker shall provide Payee with copies, on a monthly basis, of financial statements and reports concerning the financial performance and condition, and assets and liabilities, of Maker (the "Financial Reports"). The Financial Reports shall be provided to Payee on or before the twentieth
(20th) day of each month, and shall contain information regarding Maker's performance in the prior month, and other financial information provided by Maker during such month to its directors and officers.

         This Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects.

         No modification, waiver, estoppel, amendment, discharge or change of this Note or any related instrument shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, estoppel, amendment, discharge or change is sought.

         This Note shall be binding upon Maker and its successors and permitted assigns and inure to the benefit of Payee and its successors and assigns.

         TO INDUCE PAYEE TO ACCEPT THIS NOTE, MAKER IRREVOCABLY AGREES THAT, SUBJECT TO PAYEE'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE AND ANY DOCUMENT RELATED THERETO IN ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND HEREBY WAIVES ANY OBJECTION IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING BROUGHT AGAINST MAKER BY PAYEE IN ACCORDANCE WITH THIS PARAGRAPH.


                                     MAKER:

                                     CROWN NORTHCORP, INC.

                                     By: /s/ Stephen W. Brown
                                         ---------------------------------------
                                     Its:  Secretary



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